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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

              Date of Report (Date of Earliest Event Reported):

                               August 18, 2006

                     INTEGRATED PERFORMANCE SYSTEMS, INC.
            (Exact name of registrant as specified in its charter)


             New York                  000-30794               11-3042779
     (State of incorporation)     (Commission File No.)      (IRS Employer
                                                          Identification No.)

         901 Hensley Lane
           Wylie, Texas                                          75098
 (Address of principal executive offices)                      (Zip Code)

     Registrant's telephone number, including area code:  (214) 291-1427

                                Not Applicable
 ----------------------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 [  ]  Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

 [  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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 Item 1.01  Entry into a Material Definitive Agreement.

 August 18, 2006, the Company entered into a credit facility with Amegy Bank of Texas for a $2 million five-year term loan, coupled with a $3 million line of credit (LOC) and a $5.5 million real estate loan. The term loan and line of credit are being refinanced at more favorable terms. The loans bear interest at Libor + 1.5-1.75% and are collateralized by various company assets.

 The real estate loan allows the Company to purchase its manufacturing facility and accompanying property for $6.3 million from a related party. The Company will make principal payments of approximately $23,000 per month plus interest. The term of the real estate note is seven years. The seller is the Jacoby Family Limited Partnership II, whose general partner, Jacco Investments, Inc. (JACCO), is a related party. The Company previously leased this facility from JACCO under a long-term lease. The terms of the lease included rent of $65,000 per month through 2017.

 On August 23, 2006 the Company entered into an interest rate swap transaction with Amegy Bank to fix the rate of the real estate loan pursuant to an ISDA Master Agreement. The notational amount of the swap is $5.5 million subject to amortization and the term runs concurrent with the real estate note maturing in seven years. The fixed rate applicable to this transaction is 7.25%.


 Item 9.01  Financial Statements and Exhibits.

      (d)   Exhibits.

            Number    Description
            ------    -----------
            10.1      Loan Agreement, between the Company and Amegy Bank
                      of Texas.
            10.2      Security Agreement, between the Company and Amegy Bank
                      of Texas
            10.3      Real Estate contract between Jacoby Family Limited
                      Partnership II and the Company
            10.4      $2 million equipment Promissory Note
            10.5      $3 million line of credit Promissory Note
            10.6      $5.5 million real estate Promissory Note



                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                            INTEGRATED PERFORMANCE SYSTEMS, INC.


 Dated: August 24, 2006     By:  /s/ BRAD J. PETERS
                            -------------------------------------------------
                            Name:    Brad J. Peters
                            Title: Vice President and Chief Financial Officer